Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint David R. Beran, Denise F. Keane, Sean X. McKessy and Michael E. Szymanczyk, or any one or more of them, her true and lawful attorney, for her and in her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements or existing Registration Statements on Form S-8 pertaining to the registration of shares of Common Stock, $0.33 1/3 par value, to be issued or previously issued by the Company in connection with various employee benefit plans of the Company or a subsidiary thereof, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 10th day of December, 2008.

By:	/s/ Elizabeth E. Bailey

Elizabeth E. Bailey

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint David R. Beran, Denise F. Keane, Sean X. McKessy and Michael E. Szymanczyk, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements or existing Registration Statements on Form S-8 pertaining to the registration of shares of Common Stock, $0.33 1/3 par value, to be issued or previously issued by the Company in connection with various employee benefit plans of the Company or a subsidiary thereof, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 10th day of December, 2008.

By:	/s/ Gerald L. Baliles

Gerald L. Baliles

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint David R. Beran, Denise F. Keane, Sean X. McKessy and Michael E. Szymanczyk, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements or existing Registration Statements on Form S-8 pertaining to the registration of shares of Common Stock, $0.33 1/3 par value, to be issued or previously issued by the Company in connection with various employee benefit plans of the Company or a subsidiary thereof, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 10th day of December, 2008.

By:	/s/ Dinyar S. Devitre

Dinyar S. Devitre

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint David R. Beran, Denise F. Keane, Sean X. McKessy and Michael E. Szymanczyk, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements or existing Registration Statements on Form S-8 pertaining to the registration of shares of Common Stock, $0.33 1/3 par value, to be issued or previously issued by the Company in connection with various employee benefit plans of the Company or a subsidiary thereof, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 10th day of December, 2008.

By:	/s/ Thomas F. Farrell II

Thomas F. Farrell II

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint David R. Beran, Denise F. Keane, Sean X. McKessy and Michael E. Szymanczyk, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements or existing Registration Statements on Form S-8 pertaining to the registration of shares of Common Stock, $0.33 1/3 par value, to be issued or previously issued by the Company in connection with various employee benefit plans of the Company or a subsidiary thereof, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 10th day of December, 2008.

By:	/s/ Robert E. R. Huntley

Robert E. R. Huntley

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint David R. Beran, Denise F. Keane, Sean X. McKessy and Michael E. Szymanczyk, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements or existing Registration Statements on Form S-8 pertaining to the registration of shares of Common Stock, $0.33 1/3 par value, to be issued or previously issued by the Company in connection with various employee benefit plans of the Company or a subsidiary thereof, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 10th day of December, 2008.

By:	/s/ Thomas W. Jones

Thomas W. Jones

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint David R. Beran, Denise F. Keane, Sean X. McKessy and Michael E. Szymanczyk, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements or existing Registration Statements on Form S-8 pertaining to the registration of shares of Common Stock, $0.33 1/3 par value, to be issued or previously issued by the Company in connection with various employee benefit plans of the Company or a subsidiary thereof, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 10th day of December, 2008.

By:	/s/ George Muñoz

George Muñoz

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint David R. Beran, Denise F. Keane, Sean X. McKessy and Michael E. Szymanczyk, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements or existing Registration Statements on Form S-8 pertaining to the registration of shares of Common Stock, $0.33 1/3 par value, to be issued or previously issued by the Company in connection with various employee benefit plans of the Company or a subsidiary thereof, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 10th day of December, 2008.

By:	/s/ Nabil Y. Sakkab

Nabil Y. Sakkab

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint David R. Beran, Denise F. Keane and Sean X. McKessy, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements or existing Registration Statements on Form S-8 pertaining to the registration of shares of Common Stock, $0.33 1/3 par value, to be issued or previously issued by the Company in connection with various employee benefit plans of the Company or a subsidiary thereof, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 10th day of December, 2008.

By:	/s/ Michael E. Szymancyzk

Michael E. Szymanczyk